Exhibit 10.2
ENVIRONMENTAL TECTONICS CORPORATION
SECURITY AGREEMENT
     This SECURITY AGREEMENT (this “Agreement”) is made and entered into as of February 18, 2009, by ENVIRONMENTAL TECTONICS CORPORATION (“Debtor”), in favor of H.F. LENFEST (“Secured Party”).
RECITALS
     WHEREAS, Debtor has executed a Secured Promissory Note, dated the date hereof, pursuant to which Debtor has borrowed $2,000,000 from Secured Party (the “Note”). The parties intend that Debtor’s obligation to repay the Note be secured by all of the assets of Debtor. Any capitalized terms not otherwise defined herein shall have the meanings set forth in the Note.
AGREEMENT
     In consideration of the purchase of the Note by Secured Party and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees with Secured Party as follows:
     1. Grant of Security Interest. To secure Debtor’s full and timely performance of all of Debtor’s obligations and liabilities to Secured Party pursuant to the Note (including, without limitation, Debtor’s obligation to timely pay the principal amount of, and accrued interest on, the Note), and any amendments, modifications or reissuance of the Note and all other debt owed by Debtor to Secured Party, and all other amounts payable hereunder, including all costs and expenses incurred by Secured Party to enforce Secured Party’s rights hereunder (the “Obligations”), Debtor hereby grants to Secured Party a continuing security interest (the “Security Interest”) in and to all of the property described on Exhibit A to this Agreement (the “Collateral”) and all proceeds and products thereof. Debtor will not grant any other security interests in the Collateral without the written consent of Secured Party.
     2. Events of Default. For purposes of this Agreement, “Event of Default” means any of the following:
          (a) Debtor’s failure to pay or discharge the Obligations in full in accordance with the terms of the Note;
          (b) default by Debtor in punctual performance of any of the non-monetary obligations, covenants, terms or provisions contained or referred to in this Agreement, or the Note secured hereby, each as amended, replaced or modified, if such default shall continue unremedied for a period of ten (10) days following written notice of default by Secured Party to Debtor;
          (c) any use of the proceeds of the Note for any purpose other than working capital necessary for the performance of the Government Contract;

          (d) any warranty, representation or statement contained in this Agreement or the Note proves to have been false;
          (e) loss, theft, substantial damage, destruction, sale (except as authorized in this Agreement) or encumbrance to or of any portion of the Collateral (except such encumbrances and liens which arise in the ordinary course of business and both (A) do not materially impair Debtor’s ownership or use of the Collateral and (B) are junior to and do not adversely affect the security interest granted hereunder to Secured Party), or the making of any levy, seizure or attachment thereof or thereon;
          (f) a default by Debtor in the performance of any covenant, condition or provision of any loan documents between Debtor and Secured Party, or any document related thereto, that are currently in effect or will be entered into, and such default shall not be remedied for a period of thirty (30) days after the earlier of (i) written notice from Secured Party of such default or (ii) actual knowledge by Debtor of such default;
          (g) a default by Debtor under any agreement with PNC Bank or any successor commercial lender;
          (h) (i) Debtor’s dissolution or termination or (ii) the commencement of any proceeding under any bankruptcy or insolvency laws by Debtor or (iii) the commencement of any proceeding under any bankruptcy or insolvency laws against Debtor or by or against any guarantor, surety or endorser for Debtor that results in the entry of an order for relief or which remains undismissed, undischarged or unbonded for a period of sixty (60) days or more or (iv) Debtor shall make a general assignment for the benefit of its creditors; or (v) Debtor shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing;
          (i) any statement of the financial condition of Debtor or of any guarantor, surety or endorser of any liability of Debtor to Secured Party submitted to Secured Party by Debtor or any such guarantor, surety or endorser proves to be false in any material respect.
Debtor shall provide Secured Party with immediate written notice upon the occurrence of any Event of Default and of the circumstances relating to such Event of Default.
     3. Payment Obligations of Debtor.
          (a) Debtor shall pay to Secured Party any sum or sums due or which may become due pursuant to the Note in accordance with the terms of the Note and the terms of this Agreement and any and all renewals, rearrangements or extensions of the Note.
          (b) Debtor shall account fully and faithfully to Secured Party for proceeds from disposition of the Collateral in any manner and, following an Event of Default, shall pay or turn over promptly in cash, negotiable instruments, drafts, assigned accounts or chattel paper all the proceeds from each sale to be applied to Debtor’s Obligations to Secured Party, subject, if other than cash, to final payment or collection.

          (c) Following an Event of Default hereunder or under the Note, Debtor shall pay to Secured Party on demand all reasonable expenses and expenditures (including, but not limited to, reasonable fees and expenses of legal counsel) incurred or paid by Secured Party in exercising or protecting its interests, rights and remedies under this Agreement, plus interest thereon at the Default Rate.
          (d) Debtor shall pay immediately, in accordance with the terms of the Note, the entire unpaid balance of the Obligations of Debtor to Secured Party whether created or incurred pursuant to this Agreement or otherwise, upon an Event of Default.
     4. Representations, Warranties and Covenants of Debtor.
          (a) Other Liens. Except for the Security Interest, Debtor is the owner of the Collateral and its proceeds and will be the owner of the Collateral and its proceeds hereafter acquired free from unpaid charges, including taxes and free from any adverse lien, security interest or encumbrance (other than purchase money security interests that will be discharged upon Debtor’s payment of the purchase price for the applicable property), and Debtor will defend the Collateral against the claims and demands of all persons at any time claiming the same or any interest therein. No financing statements covering any Collateral or any proceeds thereof are on file in any public office and no third party is holding any Collateral to perfect its interest therein.
          (b) Further Documentation. At any time and from time to time, upon the written request of Secured Party, and at the sole expense of Debtor, Debtor will promptly and duly execute and deliver such further instruments and documents and take such further action as Secured Party may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights, remedies and powers herein granted, including, without limitation, filing any financing or continuation statements under the Uniform Commercial Code (the “UCC”) in effect in any jurisdiction with respect to the liens created hereby or taking any other action necessary to perfect the Security Interest. Debtor also hereby authorizes Secured Party to file any such financing or continuation statement without the signature of Debtor to the extent permitted by applicable law. A reproduction of this Agreement shall be sufficient as a financing statement (or as an exhibit to a financing statement on form UCC-1) for filing in any jurisdiction.
          (c) Indemnification. Debtor agrees to defend, indemnify and hold harmless Secured Party against any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses): (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any law, rule, regulation or order of any governmental authority applicable to any of the Collateral, or (iii) in connection with any of the transactions contemplated by this Agreement.
          (d) Maintenance of Records. Debtor will keep and maintain at its own cost and expense accurate and complete records of the Collateral and its proceeds.

          (e) Inspection Rights. Secured Party may enter Debtor’s premises at any reasonable time without interruption of Debtor’s business and without any breach of the peace to inspect the Collateral and all the books, correspondence and other records of Debtor relating to the Collateral, and Secured Party or its representatives may examine such records and make photocopies or otherwise take extracts from such records. Debtor agrees to render to Secured Party, at Debtor’s expense, such clerical and other assistance as may be reasonably requested with regard to the exercise of its rights pursuant to this paragraph.
          (f) Compliance with Laws, etc. Debtor will comply in all material respects with all laws, rules, regulations and orders of any governmental authority applicable to any part of the Collateral or to the operation of Debtor’s business; provided, however, that Debtor may in good faith contest any non-compliance with such law, rule, regulation or order in any reasonable manner which does not and could not be reasonably deemed to, adversely affect Secured Party’s rights or the priority of its liens on the Collateral.
          (g) Payment of Obligations. Debtor will pay promptly when due all taxes, assessments, charges, liens or levies imposed upon the Collateral or with respect to any of its income or profits derived from the Collateral, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity of such charge is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest in the Collateral and (iii) such charge is adequately reserved against on Debtor’s books in accordance with generally accepted accounting principles.
          (h) Limitation on Liens on Collateral. Debtor will not create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any lien or claim on or to the Collateral, other than the Security Interest, and will defend the right, title and interest of Secured Party in and to any of the Collateral against the claims and demands of all other persons.
          (i) Limitations on Dispositions of Collateral. Debtor will not sell, transfer, lend, license, lease or otherwise dispose of any of the Collateral or any interest therein, or attempt, offer or contract to do so; provided, however, that Debtor will be allowed to grant licenses to its products and related documentation in the ordinary course of business and to establish or provide for escrows of related intellectual property in connection therewith. The Collateral shall remain in Debtor’s possession or control at all times at Debtor’s risk of loss until (i) sold, licensed or otherwise disposed of in the ordinary course of business, provided that Secured Party shall be granted a security interest in the proceeds and other consideration received for such Collateral, or (ii) as authorized in writing by Secured Party.
          (j) Further Identification of Collateral. Debtor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

          (k) Chief Executive Office. The location where Debtor maintains its chief executive office is County Line Industrial Park, 125 James Way, Southampton, PA 18966-3877. Debtor will promptly notify Secured Party in writing of any change in the location of its chief executive office. Substantially all of the tangible assets of Debtor will be held at its chief executive office.
          (l) Insurance. Debtor will have and maintain adequate insurance at all times with respect to all Collateral against risks of fire, theft and such other risks as Secured Party may reasonably request. Within ten (10) days after the date hereof, Debtor shall amend such insurance policies, if necessary, to contain a standard mortgagee’s endorsement providing for payment of any loss to Secured Party and to provide for ten (10) days’ written minimum cancellation notice to Secured Party. Debtor shall furnish Secured Party evidence of compliance with the foregoing insurance provisions before February 28, 2009.
          (m) Information. All information in any financial, credit or accounting statement (and any statement by Debtor related thereto) provided to Secured Party prior to, contemporaneously with or subsequent to the execution of this Agreement is and shall be true, correct, complete, valid and genuine in all material respects.
          (n) Accounts. As to that portion of the Collateral which is accounts, Debtor represents, warrants and agrees with respect to each such account that:
               (i) The account arose from the performance of services (including without limitation the granting of any licenses or sales of databases and/or information derived therefrom) which have been fully and satisfactorily performed or from the lease or the absolute sale of goods, if any, by Debtor in which Debtor had the sole and complete ownership, and the goods have been shipped or delivered to the account debtor.
               (ii) The account is not subject to any prior or subsequent assignment, claim, lien or security interest other than that of Secured Party.
               (iii) The account is not subject to set-off, counterclaim, defense, allowance or adjustment other than discounts for prompt payment shown on the invoice, or to dispute, objection or complaint by the account debtor concerning his liability on the account, and the goods, the sale or lease of which gave rise to the account, have not been returned, rejected, lost or damaged.
               (iv) The account arose in the ordinary course of Debtor’s business, and no notice of bankruptcy, insolvency or financial embarrassment of the account debtor has been received by Debtor.
     5. Secured Party’s Appointment as Attorney-in-Fact.
          (a) Powers. Debtor hereby appoints Secured Party, and any officer or agent of Secured Party, with full power of substitution, as its attorney-in-fact with full irrevocable power and authority in the place of Debtor and in the name of Debtor or in its own name, from time to time in Secured Party’s discretion so long as an Event of Default has occurred and is continuing, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any instrument which may be necessary or desirable to accomplish the purposes of this Agreement. Without limiting the foregoing, so long as an Event of Default has occurred and is continuing, Secured Party shall have the right, without notice to, or the consent of, Debtor, to do any of the following on Debtor’s behalf:
          (i) to pay or discharge any taxes, assessments, charges, liens or levies levied or placed on or threatened against the Collateral;
          (ii) to direct any party liable for any payment under any of the Collateral to make payment of any and all amounts due or to become due thereunder directly to Secured Party or as Secured Party directs;
          (iii) to ask for or demand, collect, and receive payment of and receipt for, any payments due or to become due at any time in respect of or arising out of any Collateral;
          (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to enforce any right in respect of any Collateral;
          (v) to defend any suit, action or proceeding brought against Debtor with respect to any Collateral;
          (vi) to settle, compromise or adjust any suit, action or proceeding described in subsection (v) above and, to give such discharges or releases in connection therewith as Secured Party may deem appropriate;
          (vii) to assign any patent, trademark or copyright included in the Collateral of Debtor (along with the goodwill of the business to which any such patent, trademark or copyright pertains), throughout the world for such term or terms, on such conditions, and in such manner, as Secured Party shall in his sole discretion determine;
          (viii) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral, and to take, at Secured Party’s option and Debtor’s expense, any actions which Secured Party shall deem necessary to protect, preserve or realize upon the Collateral and Secured Party’s lien on the Collateral and to carry out the intent of this Agreement, in each case to the same extent as if Secured Party were the absolute owner of the Collateral for all purposes; and
          (ix) to obtain, adjust, settle and cancel such insurance and endorsing any drafts drawn by insurers of the Collateral. Secured Party may apply any proceeds of such insurance which may be received by them in payment on account of the obligations secured hereby, whether due or not.
Debtor hereby ratifies whatever actions Secured Party shall lawfully do or cause to be done in accordance with this Section 5. This power of attorney shall be a power coupled with an interest and shall be irrevocable.
     (b) No Duty on Secured Party’s Part. The powers conferred on Secured Party by this Section 5 are solely to protect Secured Party’s interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party shall be accountable only for amounts that he actually receives as a result of the exercise of such powers, and neither Secured Party nor any of his employees or agents shall, in the absence of willful misconduct or gross negligence, be responsible to Debtor for any act or failure to act pursuant to this Section 5.
     6. Performance by Secured Party of Debtor’s Obligations. If Debtor fails to perform or comply with any of its agreements or covenants contained in this Agreement and Secured Party performs or complies, or otherwise causes performance or compliance, with such agreement or covenant in accordance with the terms of this Agreement, then the reasonable expenses of Secured Party incurred in connection with such performance or compliance shall be payable by Debtor to Secured Party on demand with interest thereon at the rate specified in Section 3(c) and shall constitute Obligations secured by this Agreement.
     7. Remedies. If an Event of Default has occurred and is continuing, Secured Party may exercise, in addition to all other rights and remedies granted to him in this Agreement and in any other instrument or agreement relating to the Obligations, all rights and remedies of a secured party under the UCC in effect in the local jurisdiction where the Collateral is located. Without limiting the foregoing, Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice which may not be waived by law) to or upon Debtor or any other person (all of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances collect, receive, appropriate and realize upon any or all of the Collateral, and/or may sell, lease, assign, give an option or options to purchase, or otherwise dispose of and deliver any or all of the Collateral (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of Secured Party or elsewhere upon such terms and conditions as Secured Party may deem advisable, for cash or on credit or for future delivery without assumption of any credit risk. Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase all or any part of the Collateral so sold, free of any right or equity of redemption in Debtor, which right or equity is hereby waived or released. Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable expenses incurred therein or in connection with the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Secured Party under this Agreement (including, without limitation, reasonable attorneys’ fees and expenses), to the payment in whole or in part of the Obligations, in such order as Secured Party may elect, and only after such application and after the payment by Secured Party of any other amount required by any provision of law, if any surplus remains, to Debtor or whoever may be lawfully entitled thereto. To the extent permitted by applicable law, Debtor waives all claims, damages and demands it may acquire against Secured Party arising out of the exercise by Secured Party of any of its rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least five (5) days before such sale or other disposition, unless the Collateral is perishable or threatens to decline quickly in value or is of a type customarily sold on a recognized market, in which case notice need not be given. Debtor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations, including without limitation the fees and disbursements of any attorneys employed by Secured Party to collect such deficiency.

     8. Limitation on Duties Regarding Preservation of Collateral. The sole duty of Secured Party with respect to the custody, safekeeping and preservation of the Collateral, under the Pennsylvania Uniform Commercial Code or otherwise, shall be to deal with it in good faith. Neither Secured Party nor any of his employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Debtor or otherwise.
     9. Powers Coupled with an Interest. All authorizations and agencies contained in this Agreement with respect to the Collateral are irrevocable and powers coupled with an interest.
     10. No Waiver; Cumulative Remedies. Secured Party shall not by any act (except by a written instrument pursuant to Section 11(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default under the Note or in any breach of any of the terms and conditions of this Agreement. No failure to exercise, nor any delay in exercising, on the part of Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Secured Party of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have on any subsequent occasion. The rights and remedies provided in this Agreement are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.
     11. Miscellaneous.
          (a) Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of Debtor and Secured Party. Any amendment or waiver effected in accordance with this Section 11(a) shall be binding upon the parties hereto and their respective successors and assigns.
          (b) Transfer; Successors and Assigns. The rights and obligations of Secured Party and Debtor hereunder may not be transferred or assigned by any party without the prior written consent of the other parties hereto, except Secured Party may transfer or assign his rights and obligations under this Agreement to any corporation, partnership, limited liability company or limited liability partnership owned or controlled by Secured Party, or any shareholders, directors, executive officers, affiliates, partners or limited partners thereof or of Secured Party or a registered investment company with a common advisor and in such case the assignee shall be entitled to all of the rights, privileges and remedies granted in this Agreement to Secured Party provided that the transfer does not violate applicable securities laws; and is in connection with a concurrent assignment or transfer of the Note held by Secured Party to such assignee or transferee; and in such event Debtor will assert no claims or defenses, other than a defense that it has performed its obligations under the Note and this Agreement, it may have against Secured Party against the assignee, except those granted in this Agreement. Any permitted assignee of Debtor or Secured Party shall agree in writing prior to the effectiveness of such assignment to be bound by the provisions hereof. All of the stipulations, promises and agreements in this Agreement made by or on behalf of Debtor shall bind the successors and permitted assigns of Debtor, whether so expressed or not, and inure to the benefit of the successors and permitted assigns of Debtor and Secured Party.
     (c) Governing Law; Consent to Jurisdiction. This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania without regard to the conflict of law provisions thereof. Debtor irrevocably and unconditionally agrees that any suit, action or other legal proceeding arising out of this Agreement may be brought in the courts of record in Montgomery County, Commonwealth of Pennsylvania, or the United States District Court for the Eastern District of Pennsylvania; consents to personal jurisdiction in each such court in any such suit, action or proceeding; and waives any objection concerning venue with respect to any suit, action or proceeding in any of such courts.
     (d) WAIVER OF JURY TRIAL. DEBTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. DEBTOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.
     (e) CONFESSION OF JUDGMENT. DEBTOR HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF RECORD, OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, TO APPEAR FOR DEBTOR AT ANY TIME OR TIMES, AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT UNDER THIS AGREEMENT, OR THE NOTE, IN ANY SUCH COURT IN ANY ACTION BROUGHT AGAINST DEBTOR BY SECURED PARTY WITH RESPECT TO THE AGGREGATE AMOUNTS PAYABLE HEREUNDER, WITH OR WITHOUT DECLARATION FILED, AS OF ANY TERM, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST DEBTOR FOR ALL SUMS PAYABLE BY DEBTOR TO SECURED PARTY HEREUNDER, AS EVIDENCED BY AN AFFIDAVIT SIGNED BY A DULY AUTHORIZED DESIGNEE OF SECURED PARTY SETTING FORTH SUCH AMOUNT THEN DUE FROM DEBTOR TO SECURED PARTY, PLUS AN ATTORNEY’S COMMISSION EQUAL TO TEN PERCENT (10%) OF THE SUMS THEN OUTSTANDING UNDER THIS NOTE, BUT IN NO EVENT LESS THAN $10,000, WITH COSTS OF SUIT, RELEASE OF PROCEDURAL ERRORS, OTHER THAN NOTICES THAT MAY BE REQUIRED HEREUNDER, AND WITHOUT RIGHT OF APPEAL. IF A COPY OF THIS NOTE, VERIFIED BY AN AFFIDAVIT, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY. DEBTOR WAIVES THE RIGHT TO ANY STAY OF EXECUTION, THE BENEFIT OF ALL EXEMPTION LAWS NOW OR HEREAFTER IN EFFECT AND ANY AND ALL RIGHTS TO PRIOR NOTICE AND HEARING WITH RESPECT TO THE GARNISHMENT OR ATTACHMENT OF ANY PROPERTY PURSUANT TO A JUDGMENT ENTERED HEREUNDER. NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO BRING ANY ACTION OR CONFESS JUDGMENT THEREIN SHALL BE DEEMED TO EXHAUST THE POWER, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND

MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS SECURED PARTY SHALL ELECT UNTIL ALL AMOUNTS PAYABLE TO SECURED PARTY HEREUNDER, SHALL HAVE BEEN PAID IN FULL. THE EXERCISE BY SECURED PARTY OF HIS RIGHTS AND REMEDIES AND THE ENTRY OF ANY JUDGMENT BY SECURED PARTY UNDER THIS SECTION SHALL NOT AFFECT IN ANY WAY THE INTEREST RATE PAYABLE HEREUNDER OR ANY OTHER AMOUNTS DUE TO SECURED PARTY, BUT INTEREST SHALL CONTINUE TO ACCRUE ON SUCH AMOUNTS AT THE DEFAULT RATE.
     (f) Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.
     (g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
     (h) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt if received on a business day before 4:00 p.m. local time of recipient (if not, then on the next business day), when delivered personally or by courier, overnight delivery service or confirmed facsimile, or four (4) business days after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party’s address or facsimile number as set forth on the signature page hereto, or as subsequently modified by written notice.
     (i) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties hereto agree to renegotiate such provision in good faith in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.
     (j) Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto concerning such subject matter are expressly canceled.
     (k) Construction. “Secured Party” and “Debtor,” as used in this instrument, include the administrators, successors, representatives, receivers, trustees and assigns of such party.
[Signature Page Follows]

     Debtor and Secured Party have caused this Security Agreement to be duly executed and delivered as of the date first above written.

DEBTOR: ENVIRONMENTAL TECTONICS CORPORATION
By:
Name:
Title:

Address:   County Line Industrial Park
125 James Way
Southampton, PA 18966-3877
Facsimile Number: (___) ____________
SECURED PARTY:

H.F. Lenfest
Address:    300 Barr Harbor Drive, Suite 460
West Conshohocken, PA 19428
Facsimile Number: (610) 940-0602

EXHIBIT A
The Collateral shall consist of all assets of Debtor.